                                                                    EXHIBIT 10.8

[WESTOVER FINANCIAL, INC. LETTERHEAD]

                                                                  LEASE SCHEDULE

                                                  MASTER EQUIPMENT
                                                  LEASE AGREEMENT NO. INT00100

                                                  LEASE SCHEDULE NO. 2052

BETWEEN WESTOVER FINANCIAL, INC. (LESSOR) and Interactive Telesis Inc. (LESSEE).

1.   DESCRIPTION OF EQUIPMENT

     QUANTITY       ITEM                                    MODEL/SERIAL NO.
     --------       ----                                    ----------------

            SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF
            =======================================================

2.   EQUIPMENT LOCATION

     The above Equipment is to be located and delivered to Lessee's premises at 535 Encinitas Blvd. Suite 116, Encinitas, CA 92024.

3.   RENTAL TERM: 60 months.

4.   RENTAL

     The first payment in the amount of $732.85 is due 10-24-97. Subsequent rental payments will be in the same amount and due on the same day

                 Monthly (monthly, quarterly, etc.) thereafter.

5.   NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS:

     NUMBER: 2     $1,465.70

6.   SECURITY DEPOSIT: $ N/A.
                        ----
7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

--------------------------------------------------------------------------------

LESSEE: Interactive Telesis Inc.        LESSOR: Westover Financial, Inc.
-------------------------------------   ----------------------------------------
(MUST BE SIGNED BY AUTHORIZED
CORPORATE OFFICER, PARTNER, OR
        PROPRIETOR)

/s/ DONALD E. CAMERON                   /s/ STEVEN R. JONES
-------------------------------------   ----------------------------------------
Donald E. Cameron, President  (Title)   Steven R. Jones, VP & Gen. Mgr.  (Title)

-------------------------------------   Accepted this 24 day of October 1997 at
                              (Title)   Santa Ana, CA

-------------------------------------
                              (Title)

-------------------------------------
                              (Title)

                   ASSIGNMENT OF LEASE AND SECURITY AGREEMENT

FOR VALUE RECEIVED, the undersigned ("Assignor") hereby assigns, transfers and monies now due and that hereinafter come due to Assignor from Interactive Telesis, Inc. ("Lessee") under or on account of that certain lease agreement dated 10-15-97 having aggregate unpaid rentals of $42,505.30, and all of the Assignor's rights and remedies thereunder to receive or collect such monies.

Assignor hereby grants a security interest, pursuant to the California Uniform Commercial Code, to Assignee in the property described in said lease and in all accessories parts, insurance policies, services or maintenance agreements, and other property ("equipment") now or hereafter affixed thereto or used in connection therewith and all proceeds of any of the foregoing. This security interest shall secure (a) all obligations of Lessee(s) under the lease including, but not limited to all rental payments, renewal rental payments, claims and rights to monies due and to become due under the lease, (b) all obligations of Assignor to Assignee, however created, direct or contingent, whether arising in the past, present or hereafter including, but not limited to, the right and duty to purchase the equipment and (c) all rights and remedies under the lease and any guarantee thereof, including the right to take, in Assignor's or Assignee's name, any and all proceedings, legal, equitable or otherwise and all costs and expenses incurred in the collection or enforcement of the foregoing.

Assignor warrants and agrees that:

1. The equipment will be kept at the address shown in the lease unless Assignee otherwise consents in writing;

2. Assignor has full title to the equipment and will at all times keep the equipment free of all liens, taxes, and claims whatsoever other than use of the equipment by Lessee(s) in accordance with the lease and the security interest hereunder;

3. The Lease is genuine and represents a valid obligation of a bonafide Lessee for the amount stated therein; the Lease and other documents are and will be legally enforceable by Assignee in accordance with its terms except as enforceability may be limited by bankruptcy and other laws affecting creditor's rights generally; the Lease and other documents shall not be subject to any claims, offsets, defenses or counterclaims; all statements contained therein are true;

4. Assignor will not sell, transfer, assign or otherwise dispose of any of the equipment or any interest therein except with prior written consent of Assignee;

5. Assignee may examine and inspect all the equipment wherever located at any reasonable time or times. Assignee may from time to time, at its option, perform any agreement of the Assignor hereunder which the Assignor fails to perform and take any other action that the Assignee deems necessary for the maintenance or preservation of any of the equipment or its interest therein.

Non-payment when due, whether by acceleration or otherwise, of any monies, sums or amounts payable under or on account of the Lease, shall constitute a default hereunder. Upon such default under any assigned lease, Assignee may exercise from time to time any rights or remedies available to it under such lease, the California Uniform Commercial Code, California Vehicle Code or other statue or contractual agreement. Any proceeds of the equipment will be applied first to the payment of costs and expenses incurred in connection with the taking, storing, marketing and sale of the equipment, including reasonable attorney fees, and then to the rental obligations owed to Assignee. Proceeds of any collateral securing such assigned lease will be similarly applied first to the costs and expenses incurred in enforcing the collateral agreement and then to the rental obligations owed to Assignee.

In exercising its rights under the Lease, any guaranty thereof, collateral assignments or pledges, or under any statutes or other agreements, Assignee shall have sole discretion to choose which rights to exercise, in which order and when, Assignor shall have no right to direct Assignee in this regard and waives any claim or defense which it may have with regard to the manner of timing. Including any claim that Assignee's acts or discharge of any obligor or the release of property to which Assignor may have otherwise resorted.

Until all obligations secured hereby have been paid in full, Assignor shall have no right of subrogation and Assignor further waives any right to enforce any remedy which Assignor now has or later may have against Lessee(s) or any other person(s), and security now or later held by Assignee.

Assignee may, without Assignor's consent, assign or transfer this agreement, any rights granted hereunder, any equipment or any rent or other sums due or other sums to become due.

Assignor warrants and agrees that each of the waivers set forth above are made with Assignor's full knowledge of their significance and consequences with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which Assignor otherwise may have against Lessee(s), Assignee or others, or against the equipment or any collateral, and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of the waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

The rights and liabilities of Assignee and Assignor under this agreement shall be interpreted, enforced, and governed by the laws of the State of California, County of Sacramento. Assignee consents and subjects itself to the jurisdiction of State and Federal courts within the State of California, County of Sacramento and Assignee shall not file or maintain any action or proceeding regarding this agreement in a court outside of the jurisdiction of the State of California, County of Sacramento.

The undersigned warrants he/she has full authority to execute this Assignment on behalf of Assignor.

Dated: 10-24-97          Assignor: Westover Financial, Inc.

                         By: /s/ STEVEN R. JONES
                            ----------------------------------
                            Steven R. Jones, VP & Gen. Mgr.

                         Title:
                               -------------------------------

                         Address: 400 N. Tustin Ave, Suite 140
                                  Santa Ana, CA 92705

                                                     CORPORATE LESSEE'S BOARD OF
                                                DIRECTORS RESOLUTION AUTHORIZING
                                                MASTER EQUIPMENT LEASE AGREEMENT

                                             MASTER LEASE AGREEMENT NO. INT00100

     The Undersigned hereby certifies that he is the Secretary of Interactive Telesis Inc., a corporation validly existing and organized under the laws of the State of CA, which Corporation is presently subsisting and in good standing under the laws of such State and is duly qualified to conduct its business within the state of California (WHERE EQUIPMENT LOCATED): that the following is a true, accurate and compared transcript of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the 15 day of October, 1997 at which meeting a quorum was present, and that the proceedings were in accordance with the Articles and by-laws of said Corporation, and that said resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:

     "RESOLVED, that each of the officers of this Corporation, whose name appears below, or the duly elected or appointed successor in office of any or all of them, be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a Master Lease Agreement between Westover Financial, Inc. (hereinafter called "Lessor") as Lessor and this Corporation as lessee and providing for the leasing to this Corporation of equipment and further providing for this Corporation to indemnify said Lessor against certain occurrences, and to enter into, execute and deliver any Lease Schedules which are now attached thereto as part thereof and any Lease Schedules executed from time to time hereafter which may hereafter become a part thereof; and

     FURTHER RESOLVED, that each designated officer of this Corporation is hereby authorized to do and perform all other acts and deeds that may be requisite or necessary to carry fully into effect the foregoing resolution; and

     FURTHER RESOLVED, that said Lessor is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to said Lessor to the extent that it has theretofore relied upon the aforesaid resolutions in the above form."


/s/ DONALD E. CAMERON
----------------------------------      ----------------------------------
President  Donald E. Cameron            Treasurer

                                        *
----------------------------------      ----------------------------------
Vice-President                          Secretary


     I FURTHER CERTIFY that the duly elected officers of this Corporation named in the foregoing resolution continue to hold their respective offices.

     I FURTHER CERTIFY, I have set my hand and affixed the seal of said Corporation this 15 day of October, 1997.

(CORPORATE SEAL)


                                        *
                                        ----------------------------------
                                        Secretary



FORM 905 4/90

                              INTERACTIVE TELESIS
                             EQUIPMENT ITEMIZATION
                                   SCHEDULE A
--------------------------------------------------------------------------------

MITEL SX-2000 MICRO LIGHT
PURCHASE OPTION

QTY       DESCRIPTION
---       -----------
 1        Mitel Micro Light Basic System (9400-200-133-NA) Serial # AAA2T3024
 1        Mitel Basic System Software (MK070(LW27)
 1        Mitel DNI Line Card (MC330)(16 cct each)
 1        Mitel ONS Line Card (MC320)(16 cct each)
 1        Mitel LS/GS Line Card (MC340)(8 cct each)
 4        Mitel DSI Formatter (MC263)(48 cct each)
 4        Mitel DSI I/F Assembly (MA218)

Includes installation, training and 5 Year 5 Star Warranty
Total System Investment...............................................$28,248.59
Tax on Equipment                                                      $ 1,751,41
TOTAL WITH TAX                                                        $30,000.00

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